                                                                  Exhibit 10-b-2


                             ROCKWELL COLLINS, INC.
                              DIRECTORS STOCK PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS


1.    Definitions

      As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

      (a) Cashless Exercise: Cashless Exercise shall have the meaning set forth in Section 3(a)(ii) herein.

      (b) Change of Control: Change of Control shall have the same meaning as such term has in Article III, Section 13(I)(1) of Rockwell Collins' By-laws.

      (c) Charles Schwab: Charles Schwab & Co., Inc., the Stock Option Administrator whom Rockwell Collins has engaged to administer and process all Option exercises.

      (d) Committee: The Compensation and Management Development Committee of the Board of Directors of Rockwell Collins.

      (e) Customer Service Center: Charles Schwab's Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (888) 852-2135.

      (f)   Director: A member of the Board of Directors of Rockwell Collins.

      (g) Exercise Request and Attestation Form: The form attached as Exhibit 2 or any other form accepted by Charles Schwab in connection with the use of already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options.

      (h) Notice of Exercise Form: The form attached as Exhibit 1 or any other form accepted by the Secretary of Rockwell Collins in his sole discretion.

      (i) Options: The stock options listed in the first paragraph of the letter dated [ ], to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.

      (j) Option Shares: The shares of Rockwell Collins Common Stock issuable or transferable on exercise of the Options.

      (k) Plan: Rockwell Collins Directors Stock Plan, as such Plan may be amended and in effect at the relevant time.

      (l)   Rockwell Collins: Rockwell Collins, Inc., a Delaware corporation.

      (m)   Shares: Shares of Rockwell Collins Common Stock.

      (n) Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [ ], to which they are attached.

2.    When Options May be Exercised

      The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on [ ] and ending on [ ], as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on [ ] and ending on [ ] and as to the balance of the Option Shares during the period beginning on [ ] and ending on [ ], and only during those periods, provided that:

      (a) if you die while a Director, any person who holds the Options as permitted by Section 4 herein may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter or on [ ], if earlier;

      (b) if you retire as a Director after attaining age 70 or at an earlier age but after completing at least 5 years of service as a Director, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise all the Options not theretofore exercised within (and only within) the period beginning on your retirement date (even if you retire before you have become entitled to exercise all or any part of the Options) and ending five years thereafter or on [ ], if earlier;

      (c) if your service as a Director terminates as a result of your disability or as a result of your resignation for reasons of the antitrust laws, compliance with Rockwell Collins' conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of Rockwell Collins, you (or any person who holds the Options as permitted by Section 4 herein) may thereafter exercise all the Options not theretofore exercised within (and only within) the period beginning on your termination date (even if the Options were not exercisable at such termination date) and ending one year thereafter or until [ ], if earlier, unless otherwise determined by the Committee;

      (d) if your service as a Director terminates for any reason not specified above, the Options shall be void on the date of termination of your service as a Director and shall not be exercised thereafter; and

provided, further, that notwithstanding any other provision of the Stock Option Agreement, if a Change of Control shall occur, then all outstanding Options shall become fully exercisable whether or not otherwise then exercisable and shall be and remain exercisable for the applicable period hereinabove provided in this Section 2.

3.    Exercise Procedure

      (a) To exercise all or any part of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must obtain authorization from Rockwell Collins' Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Collins' Office of the Secretary (Attention: Stock Option Administration; facsimile number (319) 295-3599) or by other means acceptable to the Secretary of Rockwell Collins and then contact the Stock Option Administrator, Charles Schwab, as follows:

            (i) contact the Customer Service Center by calling (888) 852-2135 Monday through Friday, 9:00 a.m. to 9:00 p.m. Eastern Time and follow the instructions provided;

            (ii) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made by:

                  -     check (wire) to your Charles Schwab account; or

                  -     in already-owned Shares; or

                  - by authorizing Charles Schwab or a third party approved by Rockwell Collins to sell the Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option ("Cashless Exercise"); or

                  - in a combination of check (wire) and Shares (whether already-owned Shares or Shares issued and subsequently sold in connection with a Cashless Exercise); and

            (iii) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Collins shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

      (b) An exercise of the whole or any part of the Options shall be effective:

            (i) if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price for the Option Shares entirely by check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to
                  Section 3(a)(iii) herein; and

            (ii) if you elect (or any person who holds the Options as permitted by Section 4 herein elects) to pay the exercise price of the Option Shares in Shares (whether already-owned Shares or Shares issued and subsequently sold in connection with a Cashless Exercise) or in a combination of Shares (whether already-owned Shares or Shares issued and subsequently sold in connection with a Cashless Exercise) and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d)(i) herein) and withholding taxes (if applicable) are received by Charles Schwab within three business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iii) herein.

      (c)   If you choose (or any person who holds the Options as permitted by
            Section 4 herein chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                  - delivering to Charles Schwab a check (wire) in the full amount of the exercise price for those Option Shares; or

                  - arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of those Option Shares.

            In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Shares purchased must be made within three business days after the exercise has been completed through the Customer Service Center.

      (i) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash to cover the purchase of one Option Share as specified in such form. To perform such a transaction, the Exercise Request and Attestation Form must be submitted via fax ((720) 785-8874) by 4:00 p.m. Eastern Time on the date of exercise and any questions concerning this type of transaction should be referred to (888) 852-2135 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Shares representing:

                  - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell Collins on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Shares; or

                  - any lesser number of Shares you desire (or any person who holds the Options as permitted by Section 4 herein desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares delivered, based on the closing price of Common Stock of Rockwell Collins on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the Customer Service Center.

            (ii) If you choose (or any person who holds the Options as permitted by Section 4 herein chooses) to use Option Shares obtained by Cashless Exercise to pay all or part of the exercise price for the remaining Option Shares to be purchased on exercise of any of the Options, you (or any person who holds the Options as permitted by Section 4 herein) must contact the Customer Service Center at (888) 852-2135.

            (iii) Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii) herein, and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within three business days following the effective date of such exercise of the Options under Section 3(b)(ii) herein.

            (iv) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Collins may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

      (d) An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Shares is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to pay to Charles Schwab in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the third business day after the date on which you complete the transaction through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize Rockwell Collins, in its discretion, to set off against retainer payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

      (e) An Exercise Confirmation representing the number of Option Shares purchased will be issued the third business day (trade date plus three business days) (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Collins' or Charles Schwab's election in their sole discretion, after Rockwell Collins or Charles Schwab has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.

4.    Transferability; Nonassignability

      You are not entitled to transfer the Options except (i) by will or by the laws of descent and distribution; or (ii) by gift to any member of your immediate family or to a trust for the benefit of one or more members of your immediate family or to a family charitable trust established by you or a member of your family; provided, however, that no transfer pursuant to this clause (ii) shall be effective unless you have notified Rockwell Collins' Office of the Secretary (Attention: Stock Option Administration) in writing specifying the Option or Options transferred, the date of the gift or transfer and the name and Social Security or other Taxpayer Identification Number of the donee or transferee. During your lifetime, only you are entitled to exercise the Options unless you have transferred any Option in accordance with this paragraph to a member of your immediate family, a trust for the benefit of one or more members of your immediate family, or a family charitable trust established by you or a member of your family, in which case only that transferee (or the legal representative of the estate or the heirs or legatees of that transferee) shall be entitled to exercise that Option. For purposes of this paragraph, your "immediate family" shall mean your spouse and natural, adopted or step-children and grandchildren.

5.    Withholding

      Rockwell Collins or Charles Schwab shall have the right, in connection with the exercise of the Options, in whole or in part, to deduct from any payment to be made by Rockwell Collins or Charles Schwab an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Collins or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three business days after the date of the Option exercise as provided in Section 3(a)(ii) herein. If such payment is not made, Rockwell Collins, in its discretion, shall have the same right of set-off as provided under Section 3(e) herein with respect to payment of the exercise price for Option Shares.

6.    Headings

      The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.    References

      All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.    Entire Agreement

      This Stock Option Agreement and the other terms applicable to Stock Options granted under the Plan embody the entire agreement and understanding between Rockwell Collins and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.    Applicable Laws and Regulations

      This Stock Option Agreement and Rockwell Collins' obligation to issue Option Shares hereunder are subject to applicable laws and regulations.



Exhibit 1   Notice of Exercise Form
Exhibit 2 Exercise Request and Attestation Form (For Use With Already-Owned Shares)

                                                                       EXHIBIT 1


                             NOTICE OF EXERCISE FORM
                           FOR NON-EMPLOYEE DIRECTORS


To:   Rockwell Collins, Inc.
      Office of the Secretary
      400 Collins Road NE
      Cedar Rapids, IA  52398

      Fax No. (319) 295-3599


      1.    OPTIONS EXERCISED:  Subject to the terms and conditions of the
Stock Option Agreement dated [             ] with Rockwell Collins, Inc.
(Rockwell Collins) thereunder, I hereby exercise the following stock option(s):

Date of          Number of         Exercise        Total
Grant            Shares            Price           Purchase Price
-----            ------            -----           --------------
                                   $               $
---------       ------------       ----------      ----------------
                                   $               $
---------       ------------       ----------      ----------------
                                   $               $
---------       ------------       ----------      ----------------


      2. PAYMENT: The following must be received by Charles Schwab & Co., Inc. ("Charles Schwab") within three business days following the date of exercise:

      - A check payable to Rockwell Collins Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Collins Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); or

      - A number of shares of Rockwell Collins Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); or

      - A combination of (i) a check payable to Rockwell Collins Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Collins Employee Stock Option Program and (ii) a number of shares surrendered or sold, which together amount to the Total Purchase Price of the above-itemized stock option(s).

                                                       Notice of Exercise Form
                                               For Officers and Directors Only
                                                                        Page 2



            If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within three (3) business days after the exercise date, Rockwell Collins is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

This Stock Option Exercise may not be revoked or changed after delivery of this form, properly completed, dated and signed, to Rockwell Collins whether or not payment accompanies this form and whether this form is dated before, on or after the date of such receipt.








------------------------------------
            (Signature)

Printed Name:



Dated: